SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         333-73524-01                  95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving TX, , TX                           75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
              Mortgage Pass-Through Certificates, Series 2002-AR1

On March 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-AR1 relating to the distribution date of March 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2003


                             Payment Date: 03/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        27,233,187.60    5.211281%       582,198.70    118,266.49      700,465.18       0.00       0.00
                        2A1       119,499,800.76    5.510272%    10,515,596.40    548,730.35   11,064,326.75       0.00       0.00
Residual                2AR                 0.00    5.510272%             0.00          0.00            0.00       0.00       0.00
                        3A1        26,552,871.50    5.480683%       985,314.83    121,273.23    1,106,588.06       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,070,627.44    5.457224%         2,810.13     13,964.25       16,774.38       0.00       0.00
                        B2          1,059,042.98    5.457224%           969.20      4,816.20        5,785.39       0.00       0.00
                        B3            847,035.32    5.457224%           775.18      3,852.05        4,627.23       0.00       0.00
                        B4            317,513.83    5.457224%           290.58      1,443.95        1,734.53       0.00       0.00
                        B5            424,015.33    5.457224%           388.04      1,928.29        2,316.33       0.00       0.00
                        B6            318,188.62    5.457224%           291.18      1,447.02        1,738.20       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        179,322,283.37     -           12,088,634.22    815,721.83   12,904,356.05     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        26,650,988.91              0.00
                                2A1       108,984,204.36              0.00
Residual                        2AR                 0.00              0.00
                                3A1        25,567,556.67              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,067,817.31              0.00
                                B2          1,058,073.78              0.00
                                B3            846,260.14              0.00
                                B4            317,223.25              0.00
                                B5            423,627.28              0.00
                                B6            317,897.45              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        167,233,649.14     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    27,233,187.60     5.211281% 32051DPY2    17.112418      3.476177    783.345744
                           2A1   119,499,800.76     5.510272% 32051DPZ9    72.269657      3.771213    749.006593
Residual                   2AR             0.00     5.510272% 32051DQB1     0.000000      0.000000      0.000000
                           3A1    26,552,871.50     5.480683% 32051DQA3    36.244798      4.461035    940.502360
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,070,627.44     5.457224% 32051DQC9     0.910900      4.526499    994.430246
                           B2      1,059,042.98     5.457224% 32051DQD7     0.910900      4.526499    994.430246
                           B3        847,035.32     5.457224% 32051DQE5     0.910900      4.526499    994.430246
                           B4        317,513.83     5.457224% 32051DPV8     0.910900      4.526499    994.430246
                           B5        424,015.33     5.457224% 32051DPW6     0.910900      4.526499    994.430246
                           B6        318,188.62     5.457224% 32051DPX4     0.910846      4.526499    994.430324
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     179,322,283.37       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        27,642,360.00   113,231,030.11    26,360,259.01
Loan count                     59              223               55
Avg loan rate           5.485281%        5.741272%        5.731683%
Prepay amount          551,747.03    10,415,508.24       956,719.74

                          Total
                          -----
Prin balance       167,233,649.12
Loan count                    337
Avg loan rate                5.70
Prepay amount       11,923,975.01

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         5,428.76        20,669.31         5,583.23
Sub servicer fees            0.00             0.00             0.00
Trustee fees               141.13           618.75           136.73


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        31,681.30
Sub servicer fees            0.00
Trustee fees               896.61


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.636734%           100.000000%            173,285,859.86
   -----------------------------------------------------------------------------
   Junior            3.363266%             0.000000%              6,030,899.21
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 1,932,943.30
60 to 89 days                           2                   822,522.89
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 6                 2,755,466.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,904,356.05         12,904,356.05
Principal remittance amount           12,088,634.22         12,088,634.22
Interest remittance amount               815,721.83            815,721.83